Exhibit 99.1

For more information, contact:

Investors:

John Mills or Anna Kate Heller

WeightWatchers@icrinc.com

Media:

Kelsey Merkel

Communications@ww.com

WW International, Inc. Announces Third Quarter 2024 Results

•	End of Period Subscribers of 3.7 million

•	Revenues of $192.9 million

•	Gross margin of 67.1%; adjusted gross margin of 69.1%

•	Operating Loss of $39.0 million; adjusted operating income of $35.7 million

NEW YORK (November 6, 2024) – WW International, Inc. (NASDAQ: WW) (“WeightWatchers,” “WW,” or the “Company”) today announced its results for the third quarter of fiscal 2024.

“For over six decades, WeightWatchers has been the trusted leader in weight management, offering a full spectrum of science-backed, proven weight management solutions. With our expanded clinical offering, iconic trusted brand, and global community of members, we are well-equipped to succeed in today’s rapidly evolving market,” said Tara Comonte, Interim CEO. “We do, however, have significant work to do to better unify our solutions and enhance our member experience. I am fully committed to leading our team through this next phase, as we seek to drive meaningful progress in these strategic priorities and return the Company to sustainable growth.”

“The execution of our cost reduction initiatives continues to yield results, including another quarter of record adjusted gross margin,” said Heather Stark, the Company’s CFO. “We remain on track to deliver on our 2024 adjusted operating income guidance and deliver on our overall cost savings targets. Our current actions are driving improved profitability and liquidity as we work to turn around the business.”

Q3 2024 Consolidated Results

	Three Months Ended			% Change Adjusted for Constant Currency(1)
	September 28,	September 30,
	2024	2023	% Change
(in millions except percentages and per share amounts)
Subscription Revenues, net	$191.2	$203.5	(6.0%)	(6.4%)
Other Revenues, net(2)	1.6	11.4	(85.6%)	(85.7%)

Revenues, net	$192.9	$214.9	(10.2%)	(10.6%)
Gross Profit	$129.5	$141.8	(8.6%)	(9.1%)
Non-GAAP Adjustments(1)
Net Restructuring Charges(3)	3.8	0.4

Adjusted Gross Profit(1)	$133.3	$142.2	(6.2%)	(6.6%)
Operating (Loss) Income	($39.0)	$30.6	100.0%*	100.0%*
Non-GAAP Adjustments(1)
Franchise Rights Acquired Impairments	57.0	—
Net Restructuring Charges(3)	13.8	6.0
Former CEO Separation Expenses	3.9	—

Adjusted Operating Income(1)	$35.7	$36.6	(2.5%)	(4.2%)
Net (Loss) Income	($46.2)	$43.7	100.0%*	100.0%*
EPS	($0.58)	$0.54	100.0%*	100.0%*
Non-GAAP Adjustments(1)
Franchise Rights Acquired Impairments	0.65	—
Net Restructuring Charges(3)	0.13	0.06
Former CEO Separation Expenses	0.04	—

Adjusted EPS(1)	$0.24	$0.60	(60.6%)	(61.7%)

Total Paid Weeks	48.6	52.5	(7.4%)	N/A
Digital(4) Paid Weeks	40.4	42.8	(5.6%)	N/A
Workshops + Digital(5) Paid Weeks	7.2	9.1	(21.2%)	N/A
Clinical(6) Paid Weeks	1.0	0.5	91.3%	N/A

End of Period Subscribers(7)	3.7	4.0	(8.8%)	N/A
Digital Subscribers	3.0	3.3	(7.3%)	N/A
Workshops + Digital Subscribers	0.5	0.7	(21.2%)	N/A
Clinical Subscribers	0.1	0.0	71.5%	N/A

Note: Totals may not sum due to rounding.

*	Note: Percentage in excess of 100.0% and not meaningful
(1)	See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.
(2)

“Other Revenues, net” (formerly known as “Product Sales and Other, net”) consist of revenues from licensing and publishing, franchise fees with respect to commitment plans and royalties, and other revenues. Prior to fiscal 2024, “Other Revenues, net” included sales of consumer products.

(3)

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on the Company’s previously disclosed 2024, 2023, and 2022 restructuring plans, and the reversal of certain of the charges associated therewith.

(4)	“Digital” refers to providing subscriptions to the Company’s digital product offerings.
(5)	“Workshops + Digital” refers to providing subscriptions for unlimited access to the Company’s workshops combined with the Company’s digital subscription product offerings.
(6)

“Clinical” refers to providing subscriptions to the Company’s clinical product offerings provided by WeightWatchers Clinic (formerly referred to as Sequence) combined with the Company’s digital subscription product offerings.

(7)	“Subscribers” refers to Digital subscribers, Workshops + Digital subscribers, and Clinical subscribers who participate in recurring bill programs in Company-owned operations.

Q3 2024 Business and Financial Highlights

•

End of Period Subscribers in Q3 2024 were down 8.8% versus the prior year period, driven by declines in the Digital and Workshops + Digital businesses reflecting year to date recruitment declines. Q3 2024 End of Period Clinical Subscribers of 78 thousand increased 71.5% versus the prior year period.

•

Total Paid Weeks in Q3 2024 were down 7.4% versus the prior year period driven by declines in the Digital and Workshops + Digital businesses. Total Paid Weeks benefited from growth in Clinical Paid Weeks.

•	Revenues in Q3 2024 were $192.9 million. On a constant currency basis, Q3 2024 revenues decreased 10.6% versus the prior year period.

•

Subscription Revenues in Q3 2024 were $191.2 million. On a constant currency basis, these revenues decreased 6.4% versus the prior year period primarily driven by lower recruitments and non-Clinical Incoming Subscribers. Additionally, Subscription Revenues were negatively impacted by the continued mix shift from the Workshops + Digital business to the Digital business and a higher mix of Digital Subscribers within their initial, lower-priced commitment periods. Subscription Revenues benefited from $19.1 million of Clinical Subscription Revenues, which increased 90.7% versus the prior year period.

•

Other Revenues in Q3 2024 were $1.6 million. On a constant currency basis, these revenues decreased 85.7% versus the prior year period driven by the discontinuation of the consumer products business at the end of fiscal 2023.

•

Gross Profit in Q3 2024 was $129.5 million, compared to $141.8 million in the prior year period. Adjusted gross profit, which excluded the net impact of $3.8 million of restructuring charges, was $133.3 million. Adjusted gross profit in Q3 2023, which excluded the net impact of $0.4 million of restructuring charges, was $142.2 million.

•

Gross Margin in Q3 2024 was 67.1%, as compared to 66.0% in the prior year period. Adjusted gross margin in Q3 2024 was 69.1%, up from an adjusted gross margin of 66.2% in the prior year period, driven primarily by actions to reduce the fixed cost base within our business and the discontinuation of our lower margin consumer products business at the end of fiscal 2023.

•

Non-Cash Intangible Impairment Charges: During Q3 2024, the Company recorded non-cash impairment charges of franchise rights acquired totaling $57.0 million. These impairments were primarily driven by an increase in the Company’s weighted average cost of capital reflecting market factors.

•

Operating Loss in Q3 2024 was $39.0 million, compared to operating income of $30.6 million in the prior year period. Adjusted operating income, which excluded $57.0 million of non-cash intangible impairment charges, the net impact of $13.8 million of restructuring charges, and $3.9 million of former CEO separation expenses, was $35.7 million. Adjusted operating income in Q3 2023, which excluded the net impact of $6.0 million of restructuring charges, was $36.6 million.

•

Income Tax Benefit in Q3 2024 was $27.3 million, which reflected the impact of an unusually high negative annual effective tax rate driven by a valuation allowance and small pretax loss reflected in the Company’s full year fiscal 2024 guidance. In the prior year period, income tax benefit was $38.4 million.

•	Net Loss in Q3 2024 was $46.2 million compared to net income of $43.7 million in the prior year period.

•

Diluted Net Loss per share in Q3 2024 was $0.58 compared to diluted earnings per share of $0.54 in the prior year period. Q3 2024 adjusted earnings per share, which excluded $0.65 of non-cash intangible impairment charges, $0.13 of net impact of restructuring charges, and $0.04 of former CEO separation expenses, was $0.24. In the prior year period, adjusted earnings per share, which excluded $0.06 of net impact of restructuring charges, was $0.60.

•	Additionally, certain other items affected year-over-year comparability:

•

In Q3 2024, $0.33 per diluted share positive tax impact arising from an unusually high negative annual effective tax rate as a result of a valuation allowance and small pretax loss reflected in the Company’s full year fiscal 2024 guidance.

•

In Q3 2023, $0.54 per diluted share positive tax impact arising from an unusually high negative annual effective tax rate as a result of a valuation allowance and small pretax loss reflected in the Company’s full year fiscal 2023 guidance.

Other Items

•	Cash balance as of September 28, 2024 was $57.2 million. On that same date, the Company had no outstanding borrowings under its revolving credit facility.

Full Year Fiscal 2024 Guidance

The Company is reiterating its following full year fiscal 2024 guidance:

•	Year end total subscribers of at least 3.1 million;

•	Revenue of at least $770.0 million; and

•	Excluding non-cash intangible impairment charges and the net impact of restructuring charges (both of which include Q3 2024 charges), and the Q3 2024 former CEO separation expenses,

•	Adjusted operating income of at least $100.0 million; and

•	Adjusted EBITDAS of at least $150.0 million.

Reflecting the Q3 2024 charges and expenses referred to above, the Company is updating its full year fiscal 2024 operating loss guidance to not exceed $240.4 million.

Third Quarter 2024 Conference Call and Webcast

The Company has scheduled a conference call today at 8:30 a.m. ET. During the conference call, Tara Comonte, Interim President and Chief Executive Officer, Heather Stark, Chief Financial Officer, and Donna Boyer, Chief Product Officer, will discuss the third quarter of fiscal 2024 results and answer questions from the investment community.

The live webcast of the conference call will be available on the Company’s corporate website, corporate.ww.com, under Events and Presentations. Supplemental investor materials will also be available in the same location prior to the start of the webcast. A replay of the webcast will be available on this site for approximately 90 days.

Statement regarding Non-GAAP Financial Measures

The following provides information regarding non-GAAP financial measures used in this earnings release and today’s scheduled conference call:

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company has disclosed non-GAAP financial measures of operating results that exclude or adjust certain items. Gross profit, gross margin, operating (loss) income, operating (loss) income margin, diluted (net loss) earnings per share, and selling, general and administrative expenses are discussed both as reported (on a GAAP basis) and as adjusted (on a non-GAAP basis), as applicable, with respect to (i) the third quarter of fiscal 2024 to exclude (x) the impact of impairment charges for the Company’s franchise rights acquired related to its United States and United Kingdom units of account, (y) the net impact of (a) charges associated with the Company’s previously disclosed 2024 restructuring plan (the “2024 plan”), (b) charges associated with the Company’s previously disclosed 2023 restructuring plan (the “2023 plan”) or the reversal of certain of the charges associated with the 2023 plan, as applicable and (c) the reversal of certain of the charges associated with the Company’s previously disclosed 2022 restructuring plan (the “2022 plan”), and (z) the impact of certain non-recurring expenses in connection with the separation from the Company of its former Chief Executive Officer (“CEO”); (ii) the first nine months of fiscal 2024 to exclude (x) the impact of impairment charges for the Company’s franchise rights acquired related to its United States, Australia, United Kingdom and New Zealand units of account, (y) the net impact of charges associated with the 2024 plan, the 2023 plan and the 2022 plan, and (z) the impact of certain non-recurring expenses in connection with the separation of the Company’s former CEO; (iii) the third quarter of fiscal 2023 to exclude the net impact of charges associated with the 2023 plan and the reversal of certain of the charges associated with the 2022 plan; and (iv) the first nine months of fiscal 2023 to exclude (x) the net impact of (a) charges associated with the 2023 plan, (b) charges associated with the 2022 plan or the reversal of certain of the charges associated with the 2022 plan, as applicable, (c) charges associated with the Company’s previously disclosed 2021 organizational restructuring plan (the “2021 plan”) or the reversal of certain of the charges associated with the 2021 plan, as applicable, and (d) the reversal of certain of the charges associated with the Company’s previously disclosed 2020 organizational restructuring plan (the “2020 plan”), and (y) the impact of certain non-recurring transaction costs in connection with the acquisition of Sequence. The Company generally refers to such non-GAAP measures as excluding or adjusting for the impact of franchise rights acquired impairments, the net impact of restructuring charges, the impact of acquisition transaction costs, and the impact of former CEO separation expenses, as applicable. The Company also presents in the attachments to this release the non-GAAP financial measures: earnings before interest, taxes, depreciation, amortization and stock-based compensation (“EBITDAS”); earnings before interest, taxes, depreciation, amortization, stock-based compensation, franchise rights acquired and goodwill impairments, net restructuring charges, acquisition transaction costs and former CEO separation expenses (“Adjusted EBITDAS”); total debt less unamortized deferred financing costs, unamortized debt discount and cash on hand (i.e., net debt); and a net debt/Adjusted EBITDAS ratio. In addition, the Company presents certain of its financial results on a constant currency basis in addition to GAAP results. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. The Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates. A reconciliation of the forward-looking full year EBITDAS outlook to net income cannot be provided without unreasonable effort because of the inherent difficulty of accurately forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliation that have not yet occurred, are out of the Company’s control, or cannot be reasonably predicted. For the same reasons, the Company is unable to assess the probable significance of the unavailable information, which could have a material impact on its future GAAP financial results.

Management believes these non-GAAP financial measures provide useful supplemental information for its and investors’ evaluation of the Company’s business performance and are useful for period-over-period comparisons of the performance of the Company’s business. While management believes that these non-GAAP financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and is not meant to be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly titled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” attached to this release and reconciliations, if any, included elsewhere in this release for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures.

About WW International, Inc.

WeightWatchers is a human-centric technology company powered by our proven, science-based, clinically effective weight loss and weight management programs. For six decades, we have inspired millions of people to adopt healthy habits for real life. We combine technology and community to help members reach and sustain their goals on our programs. To learn more about the WeightWatchers approach to healthy living, please visit ww.com. For more information about our global business, visit our corporate website at corporate.ww.com.

This news release and any attachments include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, any guidance and any statements about the Company’s plans, strategies, objectives, initiatives, roadmap and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this news release and any attachments to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: competition from other weight management and health and wellness industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s failure to continue to retain and grow its subscriber base; the Company’s ability to be a leader in the rapidly evolving and increasingly competitive clinical weight management and weight loss market; the Company’s ability to continue to develop new, innovative services and products and enhance its existing services and products or the failure of its services, products or brands to continue to appeal to the market, or its ability to successfully expand into new channels of distribution or respond to consumer trends or sentiment; regulatory, reputational and other risks associated with the Company’s new compounded GLP-1 offering; the ability to successfully implement strategic initiatives; the Company’s ability to evolve its community offerings to meet the evolving tastes and preferences of its members; the effectiveness and efficiency of the Company’s advertising and marketing programs, including the strength of the Company’s social media presence; the impact on the Company’s reputation of actions taken by its franchisees, licensees, suppliers, affiliated provider entities, PCs’ healthcare professionals, and other partners, including as a result of its acquisition of Weekend Health, Inc., doing business as Sequence (“Sequence”) (the “Acquisition”); the recognition of asset impairment charges; the loss of key personnel, strategic partners or consultants or failure to effectively manage and motivate the Company’s workforce; the Company’s chief executive officer transition, and its ability to appoint a permanent chief executive officer with the required level of experience and expertise; the Company’s ability to successfully make acquisitions or enter into collaborations or joint ventures, including its ability to successfully integrate, operate or realize the anticipated benefits of such businesses, including with respect to Sequence; uncertainties related to a downturn in general economic conditions or consumer confidence, including as a result of the existing inflationary environment, rising interest rates, the potential impact of political and social unrest and increased volatility in the credit and capital markets; the seasonal nature of the Company’s business; the Company’s failure to maintain effective internal control over financial reporting; the impact of events that impede accessing resources or discourage or impede people from gathering with others; the early termination by the Company of leases; the inability to renew certain of the Company’s licenses, or the inability to do so on terms that are favorable to the Company; the impact of the Company’s substantial amount of debt, debt service obligations and debt covenants, and its exposure to variable rate indebtedness; the ability to generate sufficient cash to service the Company’s debt and satisfy its other liquidity requirements; uncertainties regarding the satisfactory operation of the Company’s technology or systems; the impact of data security breaches and other malicious acts or privacy concerns, including the costs of compliance with evolving privacy laws and regulations; the Company’s ability to successfully integrate and use artificial intelligence in its business; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; risks and uncertainties associated with the Company’s international operations, including regulatory, economic, political, social, intellectual property, and foreign currency risks, which risks may be exacerbated as a result of war and terrorism; the outcomes of litigation or regulatory actions; the impact of existing and future laws and regulations, including federal and state regulations relating to compounded medications; risks related to the Acquisition, including risks that the Acquisition may not achieve its intended results; risks related to the Company’s exposure to extensive and complex healthcare laws and regulations as a result of the Acquisition; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the United States Securities and Exchange Commission (the “SEC”) (which are available on the SEC’s EDGAR database at www.sec.gov and via the Company’s website at corporate.ww.com). You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the SEC (which are available on the SEC’s EDGAR database at www.sec.gov and via the Company’s website at corporate.ww.com).

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS AT

(IN THOUSANDS)

UNAUDITED

	September 28, 2024	December 30, 2023
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$57,181	$109,366
Receivables (net of allowances: September 28, 2024 - $2,399 and December 30, 2023 - $1,041)	12,615	14,938
Prepaid income taxes	11,240	25,370
Prepaid marketing and advertising	3,390	10,149
Prepaid expenses and other current assets	16,802	19,651

TOTAL CURRENT ASSETS	101,228	179,474
Property and equipment, net	16,901	19,741
Operating lease assets	45,312	52,272
Franchise rights acquired	71,184	386,526
Goodwill	242,754	243,441
Other intangible assets, net	49,319	63,208
Deferred income taxes	17,309	19,683
Other noncurrent assets	18,346	17,685

TOTAL ASSETS	$562,353	$982,030

LIABILITIES AND TOTAL DEFICIT
CURRENT LIABILITIES
Portion of operating lease liabilities due within one year	$8,976	$9,613
Accounts payable	16,739	18,507
Salaries and wages payable	62,253	79,096
Accrued marketing and advertising	11,519	18,215
Accrued interest	17,478	5,346
Deferred acquisition payable	15,055	16,500
Other accrued liabilities	19,307	22,610
Income taxes payable	6,705	1,609
Deferred revenue	31,425	33,966

TOTAL CURRENT LIABILITIES	189,457	205,462
Long-term debt, net	1,429,598	1,426,464
Long-term operating lease liabilities	46,925	53,461
Deferred income taxes	23,467	41,994
Other	1,626	15,743

TOTAL LIABILITIES	1,691,073	1,743,124
TOTAL DEFICIT
Common stock, $0 par value; 1,000,000 shares authorized; 130,048 shares issued at September 28, 2024 and 130,048 shares issued at December 30, 2023	0	0
Treasury stock, at cost, 50,314 shares at September 28, 2024 and 50,859 shares at December 30, 2023	(3,039,309)	(3,064,628)
Retained earnings	1,925,146	2,314,834
Accumulated other comprehensive loss	(14,557)	(11,300)

TOTAL DEFICIT	(1,128,720)	(761,094)

TOTAL LIABILITIES AND TOTAL DEFICIT	$562,353	$982,030

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Three Months Ended
	September 28, 2024	September 30, 2023
Subscription revenues, net (1)	$191,248	$203,496
Other revenues, net (2)	1,639	11,375

Revenues, net	192,887	214,871

Cost of subscription revenues (3)	63,329	67,080
Cost of other revenues	62	6,036

Cost of revenues	63,391	73,116

Gross profit	129,496	141,755
Marketing expenses	44,402	48,114
Selling, general and administrative expenses	67,094	63,034
Franchise rights acquired impairments	57,045	—

Operating (loss) income	(39,045)	30,607
Interest expense	28,619	24,508
Other expense, net	5,870	815

(Loss) income before income taxes	(73,534)	5,284
Benefit from income taxes	(27,342)	(38,447)

Net (loss) income	$(46,192)	$43,731

(Net loss) earnings per share
Basic	$(0.58)	$0.55

Diluted	$(0.58)	$0.54

Weighted average common shares outstanding
Basic	79,732	78,979

Diluted	79,732	80,638

Note: Totals may not sum due to rounding.

(1)

“Subscription revenues, net” consist of net “Digital Subscription Revenues”, net “Workshops + Digital Subscription Revenues” and net “Clinical Subscription Revenues”. “Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings. “Workshops + Digital Subscription Revenues” consist of the fees associated with subscriptions for combined workshops and Digital offerings. “Clinical Subscription Revenues” consist of the fees associated with subscriptions for combined Clinical and Digital offerings.

(2)

“Other revenues, net” (formerly known as “product sales and other, net”) consist of revenues from licensing and publishing, franchise fees with respect to commitment plans and royalties, and other revenues. Prior to fiscal 2024, “Other revenues, net” included sales of consumer products.

(3)	“Cost of subscription revenues” consists of cost of revenues and operating expenses for the Company’s Digital, Workshops + Digital and Clinical services.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Nine Months Ended
	September 28, 2024	September 30, 2023
Subscription revenues, net (1)	$595,260	$626,667
Other revenues, net (2)	6,248	56,927

Revenues, net	601,508	683,594

Cost of subscription revenues (3)	195,168	233,354
Cost of other revenues	1,750	45,794

Cost of revenues	196,918	279,148

Gross profit	404,590	404,446
Marketing expenses	188,260	187,468
Selling, general and administrative expenses	173,741	188,638
Franchise rights acquired impairments	315,033	—

Operating (loss) income	(272,444)	28,340
Interest expense	81,923	71,429
Other expense (income), net	4,187	(36)

Loss before income taxes	(358,554)	(43,053)
Provision for (benefit from) income taxes	12,270	(18,933)

Net loss	$(370,824)	$(24,120)

Net loss per share
Basic	$(4.67)	$(0.32)

Diluted	$(4.67)	$(0.32)

Weighted average common shares outstanding
Basic	79,474	75,861

Diluted	79,474	75,861

Note: Totals may not sum due to rounding.

(1)

“Subscription revenues, net” consist of net “Digital Subscription Revenues”, net “Workshops + Digital Subscription Revenues” and net “Clinical Subscription Revenues”. “Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings. “Workshops + Digital Subscription Revenues” consist of the fees associated with subscriptions for combined workshops and Digital offerings. “Clinical Subscription Revenues” consist of the fees associated with subscriptions for combined Clinical and Digital offerings.

(2)

“Other revenues, net” (formerly known as “product sales and other, net”) consist of revenues from licensing and publishing, franchise fees with respect to commitment plans and royalties, and other revenues. Prior to fiscal 2024, “Other revenues, net” included sales of consumer products.

(3)	“Cost of subscription revenues” consists of cost of revenues and operating expenses for the Company’s Digital, Workshops + Digital and Clinical services.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

UNAUDITED

	Nine Months Ended
	September 28, 2024	September 30, 2023
Operating activities:
Net loss	$(370,824)	$(24,120)
Adjustments to reconcile net loss to cash used for operating activities:
Depreciation and amortization	29,103	39,805
Amortization of deferred financing costs and debt discount	3,763	3,763
Impairment of franchise rights acquired	315,033	—
Impairment of intangible and long-lived assets	297	197
Share-based compensation expense	7,059	12,838
Deferred tax benefit	(15,905)	(7,449)
Allowance for doubtful accounts	12,296	407
Reserve for inventory obsolescence	75	1,897
Foreign currency exchange rate loss (gain)	1,902	(31)
Changes in cash due to:
Receivables	4,675	9,117
Inventories	97	9,009
Prepaid expenses	19,754	(27,301)
Accounts payable	(1,718)	1,221
Accrued liabilities	(14,551)	(17,010)
Deferred revenue	(2,745)	309
Other long term assets and liabilities, net	(15,334)	(2,701)
Income taxes	5,576	(1,104)

Cash used for operating activities	(21,447)	(1,153)

Investing activities:
Capital expenditures	(598)	(2,143)
Capitalized software and website development expenditures	(12,620)	(26,190)
Cash paid for acquisitions, net of cash acquired	—	(38,362)
Other items, net	(5)	(14)

Cash used for investing activities	(13,223)	(66,709)

Financing activities:
Taxes paid related to net share settlement of equity awards	(631)	(1,417)
Proceeds from stock options exercised	—	710
Cash paid for acquisitions	(16,500)	(1,178)
Other items, net	(4)	(43)

Cash used for financing activities	(17,135)	(1,928)

Effect of exchange rate changes on cash and cash equivalents	(380)	(1,038)

Net decrease in cash and cash equivalents	(52,185)	(70,828)
Cash and cash equivalents, beginning of period	109,366	178,326

Cash and cash equivalents, end of period	$57,181	$107,498

WW INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Three Months Ended
	September 28, 2024	September 30, 2023	Variance
Paid Weeks (1)
Digital Paid Weeks	40,397	42,810	(5.6%)
Workshops + Digital Paid Weeks	7,202	9,133	(21.2%)
Clinical Paid Weeks	1,022	534	91.3%

Total Paid Weeks	48,621	52,478	(7.4%)

End of Period Subscribers (2)
End of Period Digital Subscribers	3,043	3,284	(7.3%)
End of Period Workshops + Digital Subscribers	546	693	(21.2%)
End of Period Clinical Subscribers	78	45	71.5%

Total End of Period Subscribers	3,667	4,022	(8.8%)

Note: Totals may not sum due to rounding.

(1)

The “Paid Weeks” metric reports paid weeks by WW customers in Company-owned operations for a given period as follows: (i) “Digital Paid Weeks” is the total paid subscription weeks for the Company’s Digital offerings; (ii) “Workshops + Digital Paid Weeks” is the total paid subscription weeks for combined workshops and Digital offerings; (iii) “Clinical Paid Weeks” is the total paid subscription weeks for combined Clinical and Digital offerings; and (iv) “Total Paid Weeks” is the sum of Digital Paid Weeks, Workshops + Digital Paid Weeks and Clinical Paid Weeks.

(2)

The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Digital Subscribers” is the total number of Digital subscribers; (ii) “End of Period Workshops + Digital Subscribers” is the total number of subscribers that have access to combined workshops and Digital offerings; (iii) “End of Period Clinical Subscribers” is the total number of subscribers that have access to combined Clinical and Digital offerings; and (iv) “End of Period Subscribers” is the sum of End of Period Digital Subscribers, End of Period Workshops + Digital Subscribers and End of Period Clinical Subscribers.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Nine Months Ended
	September 28, 2024	September 30, 2023	Variance
Paid Weeks (1)
Digital Paid Weeks	124,695	126,858	(1.7%)
Workshops + Digital Paid Weeks	23,308	29,039	(19.7%)
Clinical Paid Weeks	3,144	889	253.6%

Total Paid Weeks	151,147	156,786	(3.6%)

End of Period Subscribers (2)
End of Period Digital Subscribers	3,043	3,284	(7.3%)
End of Period Workshops + Digital Subscribers	546	693	(21.2%)
End of Period Clinical Subscribers	78	45	71.5%

Total End of Period Subscribers	3,667	4,022	(8.8%)

Note: Totals may not sum due to rounding.

(1)

The “Paid Weeks” metric reports paid weeks by WW customers in Company-owned operations for a given period as follows: (i) “Digital Paid Weeks” is the total paid subscription weeks for the Company’s Digital offerings; (ii) “Workshops + Digital Paid Weeks” is the total paid subscription weeks for combined workshops and Digital offerings; (iii) “Clinical Paid Weeks” is the total paid subscription weeks for combined Clinical and Digital offerings; and (iv) “Total Paid Weeks” is the sum of Digital Paid Weeks, Workshops + Digital Paid Weeks and Clinical Paid Weeks.

(2)

The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Digital Subscribers” is the total number of Digital subscribers; (ii) “End of Period Workshops + Digital Subscribers” is the total number of subscribers that have access to combined workshops and Digital offerings; (iii) “End of Period Clinical Subscribers” is the total number of subscribers that have access to combined Clinical and Digital offerings; and (iv) “End of Period Subscribers” is the sum of End of Period Digital Subscribers, End of Period Workshops + Digital Subscribers and End of Period Clinical Subscribers.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

					Q3 2024 Variance
	Q3 2024			Q3 2023	2024 vs 2023	2024 Constant Currency vs 2023
	GAAP	Currency Adjustment	Constant Currency	GAAP
Selected Financial Data
Total Revenues	$192,887	$(710)	$192,177	$214,871	(10.2%)	(10.6%)
Digital Subscription Revenues (1)	$127,179	$(571)	$126,608	$140,889	(9.7%)	(10.1%)
Workshops + Digital Subscription Revenues (2)	$45,015	$(121)	$44,894	$52,618	(14.4%)	(14.7%)
Clinical Subscription Revenues (3)	$19,054	$—	$19,054	$9,989	90.7%	90.7%
Subscription Revenues (4)	$191,248	$(693)	$190,555	$203,496	(6.0%)	(6.4%)
Other Revenues (5)	$1,639	$(17)	$1,622	$11,375	(85.6%)	(85.7%)

Note: Totals may not sum due to rounding.

(1)	“Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings.
(2)	“Workshops + Digital Subscription Revenues” consist of the fees associated with subscriptions for combined workshops and Digital offerings.
(3)	“Clinical Subscription Revenues” consist of the fees associated with subscriptions for combined Clinical and Digital offerings.
(4)	“Subscription Revenues” equal “Digital Subscription Revenues” plus “Workshops + Digital Subscription Revenues” plus “Clinical Subscription Revenues”.
(5)

“Other Revenues” (formerly known as “product sales and other”) consist of revenues from licensing and publishing, franchise fees with respect to commitment plans and royalties, and other revenues. Prior to fiscal 2024, “Other Revenues” included sales of consumer products.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

					YTD 2024 Variance
	YTD 2024			YTD 2023	2024 vs 2023	2024 Constant Currency vs 2023
	GAAP	Currency Adjustment	Constant Currency	GAAP
Selected Financial Data
Total Revenues	$601,508	$(840)	$600,668	$683,594	(12.0%)	(12.1%)
Digital Subscription Revenues (1)	$399,364	$(614)	$398,750	$437,613	(8.7%)	(8.9%)
Workshops + Digital Subscription Revenues (2)	$138,367	$(206)	$138,161	$171,473	(19.3%)	(19.4%)
Clinical Subscription Revenues (3)	$57,529	$—	$57,529	$17,581	227.2%	227.2%
Subscription Revenues (4)	$595,260	$(820)	$594,440	$626,667	(5.0%)	(5.1%)
Other Revenues (5)	$6,248	$(20)	$6,228	$56,927	(89.0%)	(89.1%)

Note: Totals may not sum due to rounding.

(1)	“Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings.
(2)	“Workshops + Digital Subscription Revenues” consist of the fees associated with subscriptions for combined workshops and Digital offerings.
(3)	“Clinical Subscription Revenues” consist of the fees associated with subscriptions for combined Clinical and Digital offerings.
(4)	“Subscription Revenues” equal “Digital Subscription Revenues” plus “Workshops + Digital Subscription Revenues” plus “Clinical Subscription Revenues”.
(5)

“Other Revenues” (formerly known as “product sales and other”) consist of revenues from licensing and publishing, franchise fees with respect to commitment plans and royalties, and other revenues. Prior to fiscal 2024, “Other Revenues” included sales of consumer products.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES AND PER SHARE AMOUNTS)

UNAUDITED

													Q3 2024 Variance
															2024 Constant Currency
	Q3 2024								Q3 2023				2024 vs 2023	2024 Adjusted vs 2023 Adjusted	2024 vs 2023	2024 Adjusted vs 2023 Adjusted
	GAAP	Adjustment		Adjusted	Currency Adjustment	Constant Currency	Adjusted Constant Currency		GAAP	Adjustment		Adjusted
Selected Financial Data
Gross Profit	$129,496	$3,820	(1)	$133,316	$(598)	$128,898	$132,718		$141,755	$398	(11)	$142,153	(8.6%)	(6.2%)	(9.1%)	(6.6%)
Gross Margin	67.1%			69.1%		67.1%	69.1%		66.0%			66.2%

Selling, General and Administrative Expenses	$67,094	$(13,844	) (2)	$53,250	$(63)	$67,031	$53,186		$63,034	$(5,577	) (12)	$57,457	6.4%	(7.3%)	6.3%	(7.4%)

Operating (Loss) Income	$(39,045)	$74,709	(3)	$35,664	$(457)	$(39,502)	$35,033	(7)	$30,607	$5,975	(13)	$36,582	(227.6%)	(2.5%)	(229.1%)	(4.2%)
Operating (Loss) Income Margin	(20.2%)			18.5%		(20.6%)	18.2%		14.2%			17.0%

Benefit from Income Taxes	$(27,342)	$9,694	(4)	$(17,648)	$(118)	$(27,460)	$(17,789	) (8)	$(38,447)	$1,496	(14)	$(36,951)	(28.9%)	(52.2%)	(28.6%)	(51.9%)
Net (Loss) Income	$(46,192)	$65,015	(5)	$18,823	$(339)	$(46,531)	$18,333	(9)	$43,731	$4,479	(15)	$48,210	(205.6%)	(61.0%)	(206.4%)	(62.0%)
Diluted (Net Loss) Earnings Per Share	$(0.58)	$0.82	(6)	$0.24	$(0.00)	$(0.58)	$0.23	(10)	$0.54	$0.06	(16)	$0.60	(206.8%)	(60.6%)	(207.6%)	(61.6%)

Note: Totals may not sum due to rounding.

(1)

Excludes the net impact of $2,450 of charges associated with the Company’s previously disclosed 2024 restructuring plan and $1,370 of charges associated with the Company’s previously disclosed 2023 restructuring plan.

(2)

Excludes the net impact of $12,362 of charges associated with the Company’s previously disclosed 2024 restructuring plan, the reversal of $2,119 of charges associated with the Company’s previously disclosed 2023 restructuring plan and the reversal of $257 of charges associated with the Company’s previously disclosed 2022 restructuring plan, and the impact of $3,858 of former CEO separation expenses.

(3)

Excludes (i) the impact of impairment charges of the Company’s franchise rights acquired of $54,295 and $2,750 related to its United States and United Kingdom units of account, respectively, (ii) the net impact of (a) $2,450 of charges and $12,362 of charges associated with the Company’s previously disclosed 2024 restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, (b) $1,370 of charges and the reversal of $2,119 of charges associated with the Company’s previously disclosed 2023 restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, and (c) the reversal of $257 of charges associated with the Company’s previously disclosed 2022 restructuring plan recorded to selling, general and administrative expenses, and (iii) the impact of $3,858 of former CEO separation expenses recorded to selling, general and administrative expenses.

(4)

Excludes (i) the impact of impairment charges of the Company’s franchise rights acquired of $4,593 and $688 related to its United States and United Kingdom units of account, respectively, (ii) the net impact of (a) $3,700 of charges associated with the Company’s previously disclosed 2024 restructuring plan, (b) the reversal of $187 of charges associated with the Company’s previously disclosed 2023 restructuring plan and (c) the reversal of $64 of charges associated with the Company’s previously disclosed 2022 restructuring plan, and (iii) the impact of $964 of former CEO separation expenses.

(5)

Excludes (i) the impact of impairment charges of the Company’s franchise rights acquired of $49,702 and $2,062 related to its United States and United Kingdom units of account, respectively, (ii) the net impact of (a) $11,112 of charges associated with the Company’s previously disclosed 2024 restructuring plan, (b) the reversal of $562 of charges associated with the Company’s previously disclosed 2023 restructuring plan and (c) the reversal of $193 of charges associated with the Company’s previously disclosed 2022 restructuring plan, and (iii) the impact of $2,894 of former CEO separation expenses.

(6)

Excludes (i) the impact of impairment charges of the Company’s franchise rights acquired of $0.62 and $0.03 related to its United States and United Kingdom units of account, respectively, (ii) the net impact of (a) $0.14 of charges associated with the Company’s previously disclosed 2024 restructuring plan, (b) the reversal of $0.01 of charges associated with the Company’s previously disclosed 2023 restructuring plan and (c) the reversal of $0.00 of charges associated with the Company’s previously disclosed 2022 restructuring plan, and (iii) the impact of $0.04 of former CEO separation expenses.

(7)	Includes $(174) of currency adjustment associated with the impairment charge of the Company’s franchise rights acquired of $2,750 related to its United Kingdom unit of account.
(8)	Includes $(23) of currency adjustment associated with the impairment charge of the Company’s franchise rights acquired of $2,750 related to its United Kingdom unit of account.
(9)	Includes $(151) of currency adjustment associated with the impairment charge of the Company’s franchise rights acquired of $2,750 related to its United Kingdom unit of account.
(10)	Includes $(0.01) of currency adjustment associated with the impairment charge of the Company’s franchise rights acquired of $2,750 related to its United Kingdom unit of account.
(11)

Excludes the net impact of $444 of charges associated with the Company’s previously disclosed 2023 restructuring plan and the reversal of $46 of charges associated with the Company’s previously disclosed 2022 restructuring plan.

(12)

Excludes the net impact of $5,743 of charges associated with the Company’s previously disclosed 2023 restructuring plan and the reversal of $166 of charges associated with the Company’s previously disclosed 2022 restructuring plan.

(13)

Excludes the net impact of (a) $444 of charges and $5,743 of charges associated with the Company’s previously disclosed 2023 restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, and (b) the reversal of $46 of charges and the reversal of $166 of charges associated with the Company’s previously disclosed 2022 restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively.

(14)

Excludes the net impact of $1,549 of charges associated with the Company’s previously disclosed 2023 restructuring plan and the reversal of $53 of charges associated with the Company’s previously disclosed 2022 restructuring plan.

(15)

Excludes the net impact of $4,638 of charges associated with the Company’s previously disclosed 2023 restructuring plan and the reversal of $159 of charges associated with the Company’s previously disclosed 2022 restructuring plan.

(16)

Excludes the net impact of $0.06 of charges associated with the Company’s previously disclosed 2023 restructuring plan and the reversal of $0.00 of charges associated with the Company’s previously disclosed 2022 restructuring plan.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES AND PER SHARE AMOUNTS)

UNAUDITED

													YTD 2024 Variance
															2024 Constant Currency
														2024 Adjusted vs 2023 Adjusted		2024 Adjusted vs 2023 Adjusted
	YTD 2024								YTD 2023
	GAAP	Adjustment		Adjusted	Currency Adjustment	Constant Currency	Adjusted Constant Currency		GAAP	Adjustment		Adjusted	2024 vs 2023		2024 vs 2023
Selected Financial Data
Gross Profit	$404,590	$6,173	(1)	$410,763	$(668)	$403,922	$410,095		$404,446	$19,675	(10)	$424,121	0.0%	(3.1%)	(0.1%)	(3.3%)
Gross Margin	67.3%			68.3%		67.2%	68.3%		59.2%			62.0%

Selling, General and Administrative Expenses	$173,741	$(19,207	) (2)	$154,534	$(120)	$173,621	$154,414		$188,638	$(20,215	) (11)	$168,423	(7.9%)	(8.2%)	(8.0%)	(8.3%)

Operating (Loss) Income	$(272,444)	$340,413	(3)	$67,969	$(439)	$(272,883)	$67,461	(7)	$28,340	$39,890	(12)	$68,230	(1,061.3%)	(0.4%)	(1,062.9%)	(1.1%)
Operating (Loss) Income Margin	(45.3%)			11.3%		(45.4%)	11.2%		4.1%			10.0%

Provision for (Benefit from) Income Taxes	$12,270	$28,127	(4)	$40,397	$(111)	$12,159	$40,280	(8)	$(18,933)	$8,904	(13)	$(10,029)	(164.8%)	(502.8%)	(164.2%)	(501.6%)
Net Loss	$(370,824)	$312,286	(5)	$(58,538)	$(327)	$(371,151)	$(58,928	)(9)	$(24,120)	$30,986	(14)	$6,866	1,437.4%	(952.5%)	1,438.8%	(958.2%)
Diluted Net Loss Per Share	$(4.67)	$3.93	(6)	$(0.74)	$(0.00)	$(4.67)	$(0.74)		$(0.32)	$0.41	(15)	$0.09	1,367.5%	(920.2%)	1,368.8%	(925.7%)

Note: Totals may not sum due to rounding.

(1)

Excludes the net impact of $2,450 of charges associated with the Company’s previously disclosed 2024 restructuring plan, $3,697 of charges associated with the Company’s previously disclosed 2023 restructuring plan and $26 of charges associated with the Company’s previously disclosed 2022 restructuring plan.

(2)

Excludes the net impact of $12,362 of charges associated with the Company’s previously disclosed 2024 restructuring plan, $2,957 of charges associated with the Company’s previously disclosed 2023 restructuring plan and $30 of charges associated with the Company’s previously disclosed 2022 restructuring plan, and the impact of $3,858 of former CEO separation expenses.

(3)

Excludes (i) the impact of impairment charges of the Company’s franchise rights acquired of $305,726, $4,074, $2,905 and $2,328 related to its United States, Australia, United Kingdom and New Zealand units of account, respectively, (ii) the net impact of (a) $2,450 of charges and $12,362 of charges associated with the Company’s previously disclosed 2024 restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, (b) $3,697 of charges and $2,957 of charges associated with the Company’s previously disclosed 2023 restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, and (c) $26 of charges and $30 of charges associated with the Company’s previously disclosed 2022 restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, and (iii) the impact of $3,858 of former CEO separation expenses recorded to selling, general and administrative expenses.

(4)

Excludes (i) the impact of impairment charges of the Company’s franchise rights acquired of $19,839, $1,222 and $726 related to its United States, Australia and United Kingdom units of account, respectively, (ii) the net impact of (a) $3,700 of charges associated with the Company’s previously disclosed 2024 restructuring plan, (b) $1,662 of charges associated with the Company’s previously disclosed 2023 restructuring plan and (c) $14 of charges associated with the Company’s previously disclosed 2022 restructuring plan, and (iii) the impact of $964 of former CEO separation expenses.

(5)

Excludes (i) the impact of impairment charges of the Company’s franchise rights acquired of $285,887, $2,852, $2,328 and $2,179 related to its United States, Australia, New Zealand and United Kingdom units of account, respectively, (ii) the net impact of (a) $11,112 of charges associated with the Company’s previously disclosed 2024 restructuring plan, (b) $4,992 of charges associated with the Company’s previously disclosed 2023 restructuring plan and (c) $42 of charges associated with the Company’s previously disclosed 2022 restructuring plan, and (iii) the impact of $2,894 of former CEO separation expenses.

(6)

Excludes (i) the impact of impairment charges of the Company’s franchise rights acquired of $3.59, $0.04, $0.03 and $0.03 related to its United States, Australia, United Kingdom and New Zealand units of account, respectively, (ii) the net impact of (a) $0.14 of charges associated with the Company’s previously disclosed 2024 restructuring plan, (b) $0.06 of charges associated with the Company’s previously disclosed 2023 restructuring plan and (c) $0.00 of charges associated with the Company’s previously disclosed 2022 restructuring plan, and (iii) the impact of $0.04 of former CEO separation expenses.

(7)

Includes $(69) of currency adjustment associated with the impairment charges of the Company’s franchise rights acquired of $4,074, $2,905 and $2,328 related to its Australia, United Kingdom and New Zealand units of account, respectively.

(8)

Includes $(6) of currency adjustment associated with the impairment charges of the Company’s franchise rights acquired of $4,074, $2,905 and $2,328 related to its Australia, United Kingdom and New Zealand units of account, respectively.

(9)

Includes $(63) of currency adjustment associated with the impairment charges of the Company’s franchise rights acquired of $4,074, $2,905 and $2,328 related to its Australia, United Kingdom and New Zealand units of account, respectively.

(10)

Excludes the net impact of $19,869 of charges associated with the Company’s previously disclosed 2023 restructuring plan, the reversal of $269 of charges associated with the Company’s previously disclosed 2022 restructuring plan, $96 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan and the reversal of $21 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.

(11)

Excludes (i) the net impact of $10,734 of charges associated with the Company’s previously disclosed 2023 restructuring plan, $915 of charges associated with the Company’s previously disclosed 2022 restructuring plan and the reversal of $39 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan, and (ii) the impact of $8,605 of acquisition transaction costs.

(12)

Excludes (i) the net impact of (a) $19,869 of charges and $10,734 of charges associated with the Company’s previously disclosed 2023 restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, (b) the reversal of $269 of charges and $915 of charges associated with the Company’s previously disclosed 2022 restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, (c) $96 of charges and the reversal of $39 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, and (d) the reversal of $21 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan recorded to cost of subscription revenues, and (ii) the impact of $8,605 of acquisition transaction costs recorded to selling, general and administrative expenses.

(13)

Excludes (i) the net impact of $7,663 of charges associated with the Company’s previously disclosed 2023 restructuring plan, $162 of charges associated with the Company’s previously disclosed 2022 restructuring plan, $14 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan and the reversal of $5 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan, and (ii) the impact of $1,070 of acquisition transaction costs.

(14)

Excludes (i) the net impact of $22,940 of charges associated with the Company’s previously disclosed 2023 restructuring plan, $484 of charges associated with the Company’s previously disclosed 2022 restructuring plan, $43 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan and the reversal of $16 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan, and (ii) the impact of $7,535 of acquisition transaction costs.

(15)

Excludes (i) the net impact of $0.30 of charges associated with the Company’s previously disclosed 2023 restructuring plan, $0.01 of charges associated with the Company’s previously disclosed 2022 restructuring plan, $0.00 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan and the reversal of $0.00 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan, and (ii) the impact of $0.10 of acquisition transaction costs.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS)

UNAUDITED

	Three Months Ended		Nine Months Ended
	September 28, 2024	September 30, 2023	September 28, 2024	September 30, 2023
Net (Loss) Income	$(46,192)	$43,731	$(370,824)	$(24,120)
Interest	28,619	24,508	81,923	71,429
Taxes	(27,342)	(38,447)	12,270	(18,933)
Depreciation and Amortization	9,155	13,428	29,103	35,633
Stock-based Compensation	824	3,225	5,966	8,956

EBITDAS	$(34,936)	$46,445	$(241,562)	$72,965

Franchise Rights Acquired Impairments	57,045 (1)	—	315,033 (2)	—
2024 Plan Restructuring Charges (3)	14,812	—	14,812	—
2023 Plan Restructuring Charges (4)	(749)	6,187	6,654	30,603
2022 Plan Restructuring Charges (5)	(257)	(212)	56	646
2021 Plan Restructuring Charges (6)	—	—	—	57
2020 Plan Restructuring Charges (7)	—	—	—	(21)
Acquisition Transaction Costs (8)	—	—	—	8,605
Former CEO Separation Expenses (9)	3,858	—	3,858	—

Adjusted EBITDAS	$39,773	$52,420	$98,851	$112,855

Note: Totals may not sum due to rounding.

(1)	Impairment charges of the Company’s franchise rights acquired of $54,295 and $2,750 related to its United States and United Kingdom units of account, respectively.
(2)

Impairment charges of the Company’s franchise rights acquired of $305,726, $4,074, $2,905 and $2,328 related to its United States, Australia, United Kingdom and New Zealand units of account, respectively.

(3)	Charges associated with the Company’s previously disclosed 2024 restructuring plan.
(4)	The reversal of charges or charges, as applicable, associated with the Company’s previously disclosed 2023 restructuring plan.
(5)	The reversal of charges or charges, as applicable, associated with the Company’s previously disclosed 2022 restructuring plan.
(6)	Charges associated with the Company’s previously disclosed 2021 organizational restructuring plan.
(7)	The reversal of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.
(8)	Certain non-recurring transaction costs in connection with the Company’s acquisition of Sequence.
(9)	Certain non-recurring expenses in connection with the separation from the Company of its former Chief Executive Officer.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT RATIOS)

UNAUDITED

	Q4 2023		Q1 2024	Q2 2024	Q3 2024	Trailing Twelve Months
Net Debt to Adjusted EBITDAS
Net (Loss) Income	$(88,135)		$(347,902)	$23,269	$(46,192)	$(458,960)
Interest	24,464		24,727	28,577	28,619	106,387
Taxes	57,556		55,448	(15,835)	(27,342)	69,827
Depreciation and Amortization	10,007		10,403	9,545	9,155	39,110
Stock-based Compensation	2,346		2,402	2,740	824	8,312

EBITDAS	$6,238		$(254,922)	$48,296	$(34,936)	$(235,324)

Franchise Rights Acquired and Goodwill Impairments	3,633	(1)	257,988 (2)	—	57,045 (3)	318,666
2024 Plan Restructuring Charges (4)	—		—	—	14,812	14,812
2023 Plan Restructuring Charges (5)	23,140		5,493	1,910	(749)	29,794
2022 Plan Restructuring Charges (6)	489		244	69	(257)	545
Former CEO Separation Expenses (7)	—		—	—	3,858	3,858

Adjusted EBITDAS	$33,500		$8,803	$50,275	$39,773	$132,351

Total Debt						$1,429,598
Less: Cash						57,181

Net Debt						$1,372,417

Total Debt to Net Loss						(3.1) X

Net Debt to Adjusted EBITDAS						10.4 X

Note: Totals may not sum due to rounding.

(1)

Impairment charges of the Company’s goodwill of $2,383 and $1,203 related to its Republic of Ireland and Northern Ireland reporting units, respectively, and the impairment charge of the Company’s franchise rights acquired of $47 related to its Northern Ireland unit of account.

(2)

Impairment charges of the Company’s franchise rights acquired of $251,431, $4,074, $2,328 and $155 related to its United States, Australia, New Zealand and United Kingdom units of account, respectively.

(3)	Impairment charges of the Company’s franchise rights acquired of $54,295 and $2,750 related to its United States and United Kingdom units of account, respectively.
(4)	Charges associated with the Company’s previously disclosed 2024 restructuring plan.
(5)	Charges or the reversal of charges, as applicable, associated with the Company’s previously disclosed 2023 restructuring plan.
(6)	Charges or the reversal of charges, as applicable, associated with the Company’s previously disclosed 2022 restructuring plan.
(7)	Certain non-recurring expenses in connection with the separation from the Company of its former Chief Executive Officer.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS)

UNAUDITED

	Three Months Ended		Nine Months Ended
	September 28, 2024	September 30, 2023	September 28, 2024	September 30, 2023
Adjusted Operating Income	$35,664	$36,582	$67,969	$68,230
Other (Expense) Income, net	(5,870)	(815)	(4,187)	36
Depreciation and Amortization	9,155	13,428	29,103	35,633
Stock-based Compensation	824	3,225	5,966	8,956

Adjusted EBITDAS	$39,773	$52,420	$98,851	$112,855

Note: Totals may not sum due to rounding.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS)

UNAUDITED

Full Year 2024 Operating Income Guidance Reconciliation
Operating Loss	$(240.4)
Franchise Rights Acquired Impairments (1)	$(315.0)
Net Restructuring Charges (2)	$ (21.5)
Former CEO Separation Expenses (3)	$ (3.9)

Adjusted Operating Income	$ 100.0

(1)

Reflects the impairment charges of the Company’s franchise rights acquired related to its United States, Australia, United Kingdom and New Zealand units of account in the first nine months of fiscal 2024.

(2)

Reflects the net restructuring charges incurred in the first nine months of fiscal 2024 related to the Company’s previously disclosed 2024 restructuring plan, 2023 restructuring plan and 2022 restructuring plan.

(3)	Reflects certain non-recurring expenses in connection with the separation from the Company of its former Chief Executive Officer in the third quarter of fiscal 2024.